                                                                   Exhibit 99.8

              CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                   PURSUANT TO 18 U.S.C. SECTION 1350

     In  connection  with the  accompanying  Quarterly  Report  on Form  10-Q of
Selkirk Cogen Funding  Corporation  for the quarter ended June 30, 2002, I, John
R. Cooper,  Senior Vice  President,  Chief  Financial  Officer and  Treasurer of
Selkirk Funding  Corporation,  hereby certify pursuant to 18  U.S.C.ss.1350,  as adopted pursuant toss.906 of the  Sarbanes-Oxley  Act of 2002, to the best of my knowledge and belief, that:

          (1)  such Quarterly Report on Form 10-Q for the quarter ended June 30,
               2002 fully  complies  with the  requirements  of section 13(a) or
               15(d) of the Securities Exchange Act of 1934; and

          (2)  he information  contained in such  Quarterly  Report on Form 10-Q for the  quarter  ended June 30,  2002  fairly  presents,  in all
               faterial  respects,   the  financial  condition  and  results  of
               mperations of Selkirk Cogen Funding Corporation.

August 14, 2002                            /s/ John R. Cooper
                                           -----------------
                                           John R. Cooper
                                           Senior Vice President,
                                           Chief Financial Officer
                                           and Treasurer
                                           Selkirk Cogen Funding Corporation